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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 15, 2003
                        (Date of earliest event reported)



                               CORDIA CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


         33-23473                                                 2917728
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    (Commission File No.)                                    (I.R.S. Employer
                                                            Identification No.)


             2500 Silverstar Road, Suite 500, Orlando, Florida 32804
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                 (Address of Chief Executive Offices) (Zip Code)


                                 (866) 777-7777
                                 --------------
              (Registrant's telephone number, including area code)


                  549 Main Street, New Rochelle, New York 10801
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          (Former Name or Former Address, if Changed Since Last Report)







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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits.

           Exhibit Number        Exhibit Title
           --------------        -------------

               99.1              Transmittal Letter
               99.2              Certification of Principal Executive Officer
               99.3              Certification of Principal Financial Officer

Item 9.  Regulation FD Disclosure

         On April 15, 2003, Cordia Corporation (the "Company") filed its Annual Report on Form 10-KSB for the year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying the Annual Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Patrick Freeman, and Chief Accounting Officer, Lorie M. Guerrera, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. ss.1350, attached as exhibits hereto.

         The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CORDIA CORPORATION


Date: April 15, 2003                                 By: /s/ Patrick Freeman
                                                         -----------------------
                                                         Patrick Freeman
                                                         Chief Executive Officer






















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                                  EXHIBIT INDEX


Exhibit Number   Exhibit Title
--------------   -------------

99.1             Transmittal Letter
99.2             Certification of Principal Executive Officer
99.3             Certification of Principal Financial Officer